UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 28, 2010

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On April 28, 2010, Hewlett-Packard Company, a Delaware corporation (“HP”), filed a Current Report on Form 8-K announcing that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Palm, Inc., a Delaware corporation (“Palm”), and District Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of HP (“Merger Sub”).  HP is filing this amended Form 8-K to provide a summary of the Merger Agreement, to attach a copy of the Merger Agreement as Exhibit 99.1 hereto, and to incorporate the Merger Agreement herein by reference.

Pursuant to the Merger Agreement, Merger Sub will be merged with and into Palm (the “Merger”) and each outstanding share of Palm common stock (other than shares as to which appraisal rights have been properly exercised) will be converted into the right to receive $5.70 in cash, without interest.  The holders of shares of Palm Series B Preferred Stock, the holders of shares of Palm Series C Preferred Stock, and the holders of outstanding warrants to purchase shares of Palm common stock will receive the respective consideration provided for under the terms of the Merger Agreement.

Palm and HP have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that Palm will conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the effective time of the Merger, and, subject to certain customary exceptions, that the Board of Directors of Palm will recommend adoption by its stockholders of the Merger Agreement and will not solicit alternative business combination transactions.

The completion of the Merger is subject to various conditions, including certain approvals by Palm stockholders, the receipt of certain antitrust approvals, and other customary closing conditions.  Certain of Palm’s significant stockholders have agreed to vote their shares of Palm capital stock in favor of the Merger and the Merger Agreement.

The Merger Agreement contains certain termination rights for both HP and Palm and further provides that, upon termination of the Merger Agreement under specified circumstances, Palm may be required to pay HP a termination fee of $33 million.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.  The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about Palm or HP.  The Merger Agreement contains representations and warranties by Palm and HP. These representations and warranties have been made solely for the benefit of the parties to the Merger Agreement and (i) may be intended not as statements of fact, but rather as a way of allocating the risk to Palm or HP if those statements prove to be inaccurate, (ii) have been qualified by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement, (iii) may apply materiality standards that are different from what may be viewed as material to investors, and (iv) were made only as of the date of the Merger Agreement or such other date(s) as may be specified in the Merger Agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs on the date they were made or at any other time.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Agreement and Plan of Merger dated as of April 28, 2010 among Palm, Inc., Hewlett-Packard Company and District Acquisition Corporation (filed herewith).

Additional information and where to find it

Palm intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the acquisition. The definitive proxy statement will be sent or given to the stockholders of Palm. Before making any voting or investment decision with respect to the Merger, investors and stockholders of Palm are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the acquisition. The proxy statement and other relevant materials (when they become available), and any other documents filed by Palm with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, by going to Palm’s Investor Relations page on its corporate website or by contacting Palm’s Investor Relations department by email at teri.klein@palm.com, by phone at (408) 617-7000, or by mail at Palm, Inc., Investor Relations, 950 West Maude Avenue, Sunnyvale, California 94085.

Participants in the solicitation

Palm and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Palm stockholders in connection with the acquisition. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 27, 2010 and HP’s Annual Report on Form 10-K filed on December 17, 2009. Information about Palm’s directors and executive officers is set forth in Palm’s proxy statement on Schedule 14A filed with the SEC on August 13, 2009. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that Palm intends to file with the SEC.

Forward-looking statements

This filing may contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, the target company’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2009 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2010. HP assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: April 28, 2010	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Agreement and Plan of Merger dated as of April 28, 2010 among Palm, Inc., Hewlett-Packard Company and District Acquisition Corporation (filed herewith).